SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   December 31, 1999

                            The Bethlehem Corporation
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             (Exact name of registrant as specified in its charter)

         Pennsylvania                   1-4676                 24-0525900
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(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)           Identification No.)

               25th and Lennox Streets, Easton, Pennsylvania 18045
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (610) 258-7111


                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 5.  Other Events
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         On December 31, 1999, The Bethlehem  Corporation (the "company") issued a press release which announced the following; (i) the receipt of waivers from PNC Bank, N.A., and Bank of America for violation of covenants; (ii) an extension from PNC Bank, N.A. for the sum of $125,000 due on January 3, 2000 to January 31, 2000, (iii) the resignation of Salvatore J. Zizza as chairman of the company and the appointment of Alan H. Silverstein and (iv) the appointment of Seidman and Co., Inc, as an advisor to the Board of Directors. For further information relating to the foregoing, please review the press release, which has been filed as, an exhibit to this form 8-K.

Item 7.  Exhibits and Financial Statements
         ---------------------------------

         99(a) -- The Bethlehem  Corporation  press  release dated  December 31,
                  1999.

                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                The Bethlehem Corporation



Dated:  January 3, 2000                         By:/s/
                                                   -----------------------------
                                                   Antoinette L. Martin
                                                   Vice President, Finance
                                                   (Principal Financial and
                                                   Accounting Officer)